__________________________________ Investor Presentation August 8, 2023

Forward Looking Statements This investor presentation contains statements reflecting our views about the future performance of Hostess Brands, Inc. and its subsidiaries (referred to as “Hostess Brands,” the “Company,” “we,” “us,” or “our”) that constitute “forward- looking statements” that involve substantial risks and uncertainties. Forward-looking statements are generally identified through the inclusion of words such as “believes,” “expects,” “intends,” “estimates,” “projects,” “anticipates,” “will,” “plan,” “may,” “should,” or similar language. Statements addressing our future operating and financial performance and statements addressing events and developments that we expect or anticipate will occur are also considered forward-looking statements. All forward looking statements included herein are made only as of the date hereof. Except as may be required by law, we undertake no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise. These statements inherently involve risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. These risks and uncertainties include, but are not limited to, maintaining, extending and expanding the Company’s reputation and brand image; leveraging the Company’s brand value to compete against lower-priced alternative brands; the ability to pass cost increases on to our customers; correctly predicting, identifying and interpreting changes in consumer preferences and demand and offering new products to meet those changes; protecting intellectual property rights; operating in a highly competitive industry; the ability to maintain or add additional shelf or retail space for the Company’s products; the ability to identify or complete strategic acquisitions, alliances, divestitures or joint ventures; our ability to successfully integrate, achieve expected synergies and manage our acquired businesses and brands; the ability to integrate and manage capital investments; the ability to manage changes in our manufacturing processes resulting from the expansion of our business and operations, including with respect to cost-savings initiatives and the introduction of new technologies and products; the ability to drive revenue growth in key products or add products that are faster-growing and more profitable; volatility in commodity, energy, and other input prices due to inflationary pressures and the ability to adjust pricing to cover increased costs; loss of one or more of our co-manufacturing arrangements; significant changes in the availability and pricing of transportation; negative impacts of climate change; dependence on major customers; increased labor and employee related costs; strikes or work stoppages; product liability claims, product recalls, or regulatory enforcement actions; the ability to produce and successfully market products with extended shelf life; dependence on third parties for significant services; unanticipated business disruptions; adverse impact or disruption to our business caused by pandemics or outbreaks of highly infectious or contagious diseases; disruptions in global economy due to the Russia and Ukraine conflict; geographic focus could make the Company particularly vulnerable to economic and other events and trends in North America; consolidation of retail customers; unsuccessful implementation of business strategies to reduce costs; increased costs to comply with governmental regulation; failures, unavailability, or disruptions of the Company’s information technology systems; dependence on key personnel or a highly skilled and diverse workforce; the Company’s ability to finance indebtedness on terms favorable to the Company; and other risks as set forth from time to time in the Company’s Securities and Exchange Commission (the “SEC”) filings, including, without limitation, the risk identified and discussed in Item 1A-Risk Factors in the Company’s Annual Report on Form 10-K for 2022, filed on February 21, 2023 and as revised and updated in our subsequent filings with the SEC. The long-term algorithms contained in this presentation are goals that are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and are based on assumptions with respect to future actions which are subject to change. Industry and Market Data In this Investor Presentation, Hostess Brands relies on and refers to information and statistics regarding market shares in the sectors in which it competes and other industry data. Hostess Brands obtained this information and statistics from third-party sources, including reports by market research firms, such as Nielsen. Prior period Nielsen data was adjusted to exclude the Cloverhill® and Big Texas® brands in the periods they were not owned by Hostess. Hostess Brands has supplemented this information where necessary with information from discussions with Hostess customers and its own internal estimates, taking into account publicly available information about other industry participants and Hostess Brands’ management’s best view as to information that is not publicly available. Use of Non-GAAP Financial Measures Adjusted net revenue, adjusted gross profit, adjusted gross margin, adjusted operating income, adjusted net income, adjusted diluted shares and adjusted EPS (collectively referred to as “Non-GAAP Financial Measures”) are commonly used in the Company’s industry and should not be construed as an alternative to net revenue, gross profit, operating income, net income, net income attributed to Class A stockholders, diluted shares outstanding or earnings per share as indicators of operating performance (as determined in accordance with GAAP). These Non-GAAP financial measures exclude certain items included in the comparable GAAP financial measure. This Investor Presentation also includes non-GAAP financial measures, including earnings before interest, taxes, depreciation, amortization and other adjustments to eliminate the impact of certain items that we do not consider indicative of our ongoing performance (“Adjusted EBITDA”) and Adjusted EBITDA Margin. Adjusted EBITDA Margin represents Adjusted EBITDA divided by adjusted net revenues. Hostess Brands believes that these Non-GAAP Financial Measures provide useful information to management and investors regarding certain financial and business trends relating to Hostess Brands’ financial condition and results of operations. Hostess Brands’ management uses these Non-GAAP Financial Measures to compare Hostess Brands’ performance to that of prior periods for trend analysis, for purposes of determining management incentive compensation, and for budgeting and planning purposes. Hostess Brands believes that the use of these Non- GAAP Financial Measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of Hostess Brands does not consider these Non-GAAP Financial Measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate non-GAAP measures differently, and therefore Hostess Brands’ Non-GAAP Measures may not be directly comparable to similarly titled measures of other companies. The Company does not provide a reconciliation of the forward-looking information to the most directly comparable GAAP measures because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. Totals in this Investor Presentation may not add up due to rounding. 2 Disclaimer

3 Key Takeaways  Net revenue increased 3.5%, up 10.0% on a 2-year CAGR, driven by strong net price realization  Executing well with clear progress on our customer and consumer growth initiatives to deliver strong volume-driven 2H growth  Hostess Brands innovation continues to outperform the category led by recently launched Hostess® Kazbars™, Old Fashioned Donettes®, Family Packs, and Voortman® zero sugar mini wafers  16.1% Adjusted EBITDA growth as quarterly gross margin recovered by 275 basis points*  Successfully refinanced term loan, extending maturity to 2030 and increased our revolver capacity to $200M with minimal impact to our expected effective interest rate  Raised full-year EBITDA and EPS guidance to deliver above long-term algorithm profit growth for the full year * Adjusted EBITDA is a non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures.

4 Above-algo Profit Growth Consolidated Financial Results Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted EPS are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” in the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. Three Months Ended June 30, Six Months Ended June 30, ($ in millions, except per share data) 2023 2022 % Change 2023 2022 % Change Net Revenue $352.4 $340.5 3.5% $697.8 $672.5 3.8% Adjusted Gross Profit $126.4 $112.8 12.1% $247.5 $228.6 8.3% Adjusted Gross Margin 35.9% 33.1% 275bps 35.5% 34.0% 148bps Adjusted Operating Income $62.1 $51.7 20.1% $124.6 $113.5 9.8% Adjusted EBITDA $80.0 $68.9 16.1% $160.4 $146.3 9.6% Adjusted EBITDA Margin 22.7% 20.2% 247bps 22.9% 21.8% 123bps Adjusted EPS $0.28 $0.22 27.3% $0.57 $0.49 16.3%

YoY Growth 5 Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. Second Quarter Financial Highlights Continued Profitable Growth $291.5 $340.5 $352.4 2Q 2021 2Q 2022 2Q 2023 $0.23 $0.22 $0.28 2Q 2021 2Q 2022 2Q 2023 $68.4 $68.9 $80.0 2Q 2021 2Q 2022 2Q 2023 Net Revenue (in millions) Adjusted EBITDA (in millions) Adjusted EPS +10.0% 2 Year CAGR +8.1% 2 Year CAGR +10.3% 2 Year CAGR +16.8% +3.5% +0.7% +16.1% -4.3% +27.3%

Three Months Ended June 30, Six Months Ended June 30, ($ in millions) 2023 2022 % Change 2023 2022 % Change Sweet Baked Goods $317.5 $303.5 4.6% $626.0 $599.8 4.4% Cookies $34.8 $37.0 (5.9%) $71.8 $72.7 (1.2%) Total Net Revenue $352.4 $340.5 3.5% $697.8 $672.5 3.8% 6 Revenue Growth Driven by the Hostess® Brand Lapping Double-Digit Growth in both SBG and Cookies

7 Price/Mix Continues to Drive Topline Volume Declines Moderated Sequentially from the First Quarter 3.5% Organic Net Revenue Growth 10.4% (6.9)%

Q2 2021 Q2 2022 Q2 2023 8 Outstanding Execution Driving Growth in the Sweet Baked Goods and Cookie Categories Continued POS Dollar Growth Source: Nielsen, Total Nielsen Universe for the Company within the U.S. SBG Category and Cookie Category. Point of Sale, 13 weeks ending 7/3/21, 7/2/22 and 7/1/23. Point-of-Sale Growth 7.2% growth 2.9% growth Cookies Sweet Baked Goods (in millions) 25.0% growth 15.6% growth 2 Year Stacked Hostess POS Growth 32.2% growth 18.5% growth Cookies SBG

2.2% 15.2% 3.7% 16.1% 9 Single-Serve and Multi-Pack Point-of-Sale Trends Multi-Pack Point-of-Sale Single-Serve Point-of-Sale Source: Nielsen, Total Nielsen Universe for the Company within the U.S. SBG Category. Point of Sale, 13 weeks ending 7/2/22 and 7/1/23. Q2 2022 Q2 2023 Single-serve 2-year Stacked Growth 19.8% Multi-pack 2-year Stacked Growth 17.4% Solid Growth in Immediate Consumption Occasion Q2 2022 Q2 2023 26.7%

10 Double Digit CAGR in the SBG Category Over the Last Five Years Consistent Track Record of Point-of-Sale Growth Dollar Market Share (52 weeks) 19.1% 19.5% 20.4% 21.7% 20.6% 2019 2020 2021 Point-of-Sale (52 weeks, in millions) $1,226 $1,318 $1,426 $1,703 $1,822 2019 2020 2021 20222022 Source: Nielsen, Total Nielsen Universe for the Company within the U.S. SBG Category. Point of Sale and Market Share, 52 weeks ending 7/6/19, 7/4/20, 7/3/21, 7/2/22, and 7/1/23. 2023 2023

11 Flexibility to Invest in Growth and Generate Shareholder Value Executing on Key Capital Allocation Priorities 4.0x** 3.3x Support Core Growth Targeted M&A Return Capital to Shareholders Manage Net Leverage $58.2 million capital expenditures in YTD 2023, including investment in new bakery to support continued growth Net leverage of 2.9x; Refinanced Term Loan extending maturity to 2030 and increased Revolver capacity to $200 million Continuing to look for growth-oriented branded targets, that expand our capabilities in the snacking universe $19.4 million share repurchases executed YTD 2023 1 2 3 4 Year to Date Progress Against Priorities

12 Raising Full-Year 2023 EBITDA and EPS Guidance Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures. The Company does not provide a reconciliation of forward-looking financial expectations to the most directly comparable GAAP financial measure because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation; including adjustments that could be made for deferred taxes; remeasurement of the tax receivable agreement, transformation expenses and other non-operating gains or losses reflected in the Company's reconciliation of historic non- GAAP financial measures, the amount of which could be material. Please refer to the Reconciliation of Non-GAAP Financial Measures included in the Appendix for further information about the use of these measures. Delivering Above Algorithm Profitability ($ in millions, except EPS) Updated Guidance Previous Guidance Net Revenue Growth 4% - 6% 4% - 6% Adjusted EBITDA Toward the higher end of $315 – $325 million $315 – $325 million Adjusted EPS Toward the higher end of $1.08 - $1.13 $1.08 - $1.13 Capital Expenditures $150 – $170 (Including Capacity Expansion) $150 - $170 million (Including Capacity Expansion) Income Tax Rate ~27% ~27% Weighted Average Shares Outstanding ~135 million ~135 million

5-7% EBITDA Growth Mid-Single Digit Organic Revenue Growth 7-9% EPS Growth Attractive Long-Term Growth Delivering Strong Growth While Maintaining our Industry-leading Margins Long-term Growth Algorithm See "Forward Looking Statements." EBITDA is a non-GAAP financial measure defined as earnings before interest, taxes, depreciation, amortization and stock compensation. See “Use of Non-GAAP Financial Measures.” Delivering Top-Tier Shareholder Returns 13

14 Our Focused Strategy is Driving Consistent Profitable Growth Disciplined Execution and Cash Deployment Investing in Data and Capabilities for Growth Unlocking Potential of Talented Team Targeted Focus on Growing Snacking Occasions

0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 15 Premier Snacking Pure-Play Snacking ~100% of Total Retail Sales Source: NielsenIQ Total Snacking as percentage of All Departments Cal Yr 2022 W/E 12/31/22

Our Portfolio is Fully Aligned with Targeted Occasions $65B Market Opportunity $6.7B Market Size Morning Sweet Start Afternoon Reward Market Size $15.1B $9.8B Immediate Consumption Market Size $25.8B Evening Reward Market Size 16Source: McKinsey Analytics with Nielsen POS data through November 2022 Lunchbox Market Size $7.2B

17 Innovation Pipeline Driving Sustainable Growth Source: Nielsen, Total Nielsen Universe for the Company within the U.S. SBG Category, 52 weeks ending 1/1/22 and 12/31/22 New Products Launched in 2023

18 Innovation Pipeline Driving Sustainable Growth New Products Launched in 2023 Added easy open features “Zero Sugar” re-branding

Appendix 19

20 Non-GAAP Reconciliations 1. Project consulting costs are included in general and administrative on the condensed consolidated statement of operations. 2. In 2023, costs related to certain corporate initiatives and are included in other expense on the condensed consolidated statement of operations. In 2022, costs related to certain corporate initiatives, including $0.1 million of accelerated depreciation. Gross Gross Operating Net Net Income Diluted Gross Gross Operating Net Net Income Diluted Profit Margin Income Income Margin EPS Profit Margin Income Income Margin EPS GAAP results $ 126.0 35.8% $ 61.7 $ 32.5 9.2% $ 0.24 $ 112.7 33.1% $ 51.0 $ 30.5 9.0% $ 0.22 Non-GAAP adjustments: Foreign currency remeasurement - - - (0.2) (0.1) - - - - (0.5) (0.2) - Project consulting costs (1) - - - - - - - - 0.6 0.6 0.2 - Accelerated depreciation related to network optimization 0.4 0.1 0.4 0.4 0.1 - - - - - - - Loss on debt modification - - - 7.5 2.1 0.07 - - - - - - Other (2) - - - 0.3 0.1 - 0.1 - 0.1 0.2 - - Discrete income tax expense - - - (0.7) (0.2) - - - - (0.1) - - Tax impact of adjustments - - - (2.1) (0.6) (0.03) - - - (0.1) - - Adjusted Non-GAAP results $ 126.4 35.9% $ 62.1 37.7 10.7 $ 0.28 $ 112.8 33.1% $ 51.7 30.5 9.0 $ 0.22 Income tax 14.2 4.0 11.4 3.3 Interest expense 10.3 2.9 9.7 2.9 Depreciation & amortization 14.3 4.1 14.6 4.2 Share-based compensation 3.5 1.0 2.6 0.8 Adjusted EBITDA $ 80.0 22.7% $ 68.9 20.2% Three Months Ended June 30, 2023 Three Months Ended June 30, 2022

21 Non-GAAP Reconciliations 1. Project consulting costs are included in general and administrative on the condensed consolidated statement of operations. 2. In 2023, costs related to certain corporate initiatives and are included in other expense on the condensed consolidated statement of operations. In 2022, costs related to certain corporate initiatives, including $0.1 million of accelerated depreciation. Gross Gross Operating Net Net Income Diluted Gross Gross Operating Net Net Income Diluted Profit Margin Income Income Margin EPS Profit Margin Income Income Margin EPS GAAP results $ 246.7 35.4% $ 123.8 $ 70.8 10.1% $ 0.53 $ 228.3 34.0% $ 109.3 $ 65.0 9.7% $ 0.47 Non-GAAP adjustments: Foreign currency remeasurement - - - (0.2) - - - - - (0.2) - - Project consulting costs (1) - - - - - - - - 3.9 3.9 0.6 0.03 Accelerated depreciation related to network optimization 0.8 0.1 0.8 0.8 0.1 0.01 - - (1.4) (1.4) (0.1) (0.01) Loss on debt modification - - - 7.5 1.1 0.06 - - - - - - Other (3) - - - 0.4 0.1 - 0.3 - 0.3 0.4 0.1 - Discrete income tax expense - - - (1.1) (0.2) (0.01) - - - 0.5 0.1 - Tax impact of adjustments - - - (2.2) (0.3) (0.02) - - - (1.1) (0.2) (0.01) Adjusted Non-GAAP results $ 247.6 35.5% $ 124.6 75.9 10.9 $ 0.57 $ 228.6 34.0% $ 113.5 68.5 10.3 $ 0.43 Income tax 28.2 4.0 25.5 3.8 Interest expense 20.5 2.9 19.4 2.9 Depreciation & amortization 29.3 4.2 27.9 4.1 Share-based compensation 6.5 0.9 5.0 0.7 Adjusted EBITDA $ 160.4 22.9% $ 146.3 21.8% Six Months Ended June 30, 2023 Six Months Ended June 30, 2022